                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                        1996 SENIOR EXECUTIVE AND CONSULTANT
                         CONVERTIBLE DEBT PLAN (THE "PLAN")
                                   GRANT AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Agreement ("Grant Agreement").

I.        NOTICE OF CONVERTIBLE DEBT UNIT GRANT

          Grantee's Name and Address    Jerry Ballah
                                        32 Canyon Fairway
                                        Newport Beach, California 92660

     You have been granted Convertible Debt Units of the Company (the "Convertible Debt Units") in the form of Schedule I hereto, which may be converted to shares of the Common Stock of the Company (the "Shares"), subject to the terms and conditions of the Plan and this Grant Agreement, as follows:


         Date of Grant                              April 11, 1997

         Number of Convertible Debt Units           1,257,116

         Purchase Price per Convertible Debt Unit   $3.00

         Interest Rate                              6.49% per annum,
                                                    payable annually

         Total Number of Shares into which the      1,257,116
         Convertible Debt Units may be converted

         Conversion Price per Share                 $.01

         Expiration Date                            April 11, 2002
         (No more than 5 years from date of grant)


II.  AGREEMENT

     1. GRANT OF CONVERTIBLE DEBT UNITS. The Committee hereby grants to the Grantee named in Section I of this Grant Agreement (the "Grantee"), the right to purchase the number of Convertible Debt Units set forth in Section I, at the purchase price per Convertible Debt Unit set forth in Section I (the "Purchase Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this

Grant Agreement, the terms and conditions of the Plan shall prevail. The Grantee may review a copy of the Plan at the office of the Secretary of the Company at 2801 Main Street, Irvine, California 92614.

     2. METHOD OF PAYMENT. The purchase price of Convertible Debt Units shall be paid as set forth in the Plan. The price of Shares issued upon conversion of Convertible Debt Units shall be paid as set forth in the Plan.

     3. TRANSFERABILITY OF CONVERTIBLE DEBT UNITS. Convertible Debt Units may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee.

     4. LOCK-UP AGREEMENT. No less than thirty (30) days prior to the commencement of any offering of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act, the Grantee shall execute and deliver a written agreement (the "Lock-Up Agreement") between the Company, the underwriter or underwriters of the Shares and the Grantee pursuant to which the Grantee agrees that he will not offer, sell, contract to sell or otherwise dispose of up to one hundred percent (100%) of the Convertible Debt Units or Shares issued upon the conversion thereof for a period not to exceed 180 days after the commencement by such underwriter or underwriters of such offering in a form negotiated by the Committee (which form of Lock-Up Agreement shall be conclusive and not subject to negotiation by the Grantee). A condition precedent to any transfer of the Convertible Debt Units or any Shares issued upon the conversion thereof is that the transferee agree in writing to be bound by the obligation described in the preceding sentence to execute and deliver a Lock-Up Agreement.

     5. TERM OF CONVERTIBLE DEBT UNITS. Convertible Debt Units may be converted only on or before the expiration date set forth in Section I and may be converted only in accordance with the Plan and the terms of this Grant Agreement.

     6. TAX CONSEQUENCES. The conversion of Convertible Debt Units will have federal and state income tax consequences. THE GRANTEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF CONVERTIBLE DEBT UNITS AND BEFORE CONVERTING CONVERTIBLE DEBT UNITS OR DISPOSING OF THE SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION, PARTICULARLY WITH RESPECT TO HIS STATE'S TAX LAWS.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan, the Convertible Debt Unit and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof. This Grant Agreement is governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

     8. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Grantee warrants and represents that he has reviewed the Plan and this Grant Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Grant Agreement. The Grantee further agrees to notify the Company promptly upon any change in the residence address indicated below.

GRANTEE:       NATIONAL TELEPHONE & COMMUNICATIONS, INC.


               a Delaware corporation


   /s/ Jerry Ballah                By:   /s/ James R. Quandt
-------------------------------       -----------------------------------
Signature                             Title:  President

   Jerry Ballah
-------------------------------
Print Name


Residence Address:

  32 Canyon Fairway
-------------------------------

  Newport Beach, CA 92660
-------------------------------

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

                                                                      EXHIBIT A

                      NATIONAL TELEPHONE & COMMUNICATIONS, INC.
                         1996 SENIOR EXECUTIVE AND CONSULTANT
                                CONVERTIBLE DEBT PLAN
                                  CONVERSION NOTICE


National Telephone & Communications, Inc.
2801 Main Street
Irvine, California 92614

Attention: Secretary

     1. CONVERSION OF CONVERTIBLE DEBT UNITS. Effective as of today, _____ 199_, the undersigned ("Purchaser") hereby elects to convert _____ Convertible Debt Units into _______ shares (the "Shares") of the Common Stock of National Telephone & Communications, Inc. (the "Company") under and pursuant to the 1996 Senior Executive and Consultant Convertible Debt Plan (the "Plan") and the Grant Agreement dated ____________________, 199_ (the "Grant Agreement"). The purchase price for the Shares shall be $_______________, as specified in the Grant Agreement.

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and this Grant Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS OF STOCKHOLDER. Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares for which such Convertible Debt Units are converted including, but not limited to, rights to vote or to receive dividends unless and until Purchaser has satisfied all requirements for conversion of the Convertible Debt Units pursuant to their terms, the certificates evidencing such Shares have been issued and Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to Purchaser as soon as practicable after conversion of the Convertible Debt Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 10 of the Plan.

     5. LOCK-UP AGREEMENT. No less than thirty (30) days prior to the commencement of any offering of Shares in a bona fide underwriting pursuant to a registration statement under the Securities Act, Purchaser shall execute and deliver a written agreement (the "Lock-Up Agreement") between the Company, the underwriter or underwriters of the Shares and Purchaser pursuant to which Purchaser agrees that he will not offer, sell, contract to sell or otherwise dispose of up to one hundred percent (100%) of the Convertible Debt Units or Shares issued upon the conversion thereof for a period not to exceed 180 days after the commencement by such underwriter or underwriters of such offering in a form negotiated by the Committee (which form of Lock-Up Agreement shall be conclusive and not subject to negotiation by Purchaser). A condition precedent to any transfer of the Convertible Debt Units or any Shares issued upon the conversion thereof is that the transferee agree in writing to be bound by the obligation described in the preceding sentence to execute and deliver a Lock-Up Agreement.

     6. TAX CONSULTANT. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan, the Convertible Debt Unit and Grant Agreement arc incorporated herein by reference. This Agreement, the Plan, the Convertible Debt Unit and the Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. This agreement is governed by the laws of the State of Delaware without giving effect to principles of conflict of laws.





 Submitted by:                    Accepted by:

 PURCHASER:                       NATIONAL TELEPHONE &
                                  COMMUNICATIONS, INC.


                                 By:
------------------------------      -----------------------------------
 Signature                       Its:

------------------------------
 Print Name

 Address:                        Address:


------------------------------      -----------------------------------

------------------------------      -----------------------------------


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